EXHIBIT 10.19

                                    GUARANTEE

                                                               January ___, 2001

Congress Financial Corporation (Central)
150 South Wacker Drive
Suite 2200
Chicago, Illinois  60606-4202

     Re:  CTI Industries Corporation ("Borrower")

Gentlemen:

     Congress Financial Corporation (Central) ("Lender") and Borrower have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated January __, 2001 by and between Borrower and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

     Due to the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor and as an inducement for and in consideration of Lender making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, Guarantor hereby agrees in favor of Lender as follows:

     1. Guarantee.

     (a) Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to

Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its successors to Lender arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, the rights of Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationships among Borrower, Guarantor or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrower or Guarantor under the United States Bankruptcy Code or any similar statute. Notwithstanding anything in this Guarantee to the contrary, the liability of Guarantor hereunder in the aggregate shall not exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Original Maximum Limit"), plus costs and expenses of collection and prosecution of actions against Guarantor, and provided, further, that if the audited consolidated financial statements of Borrower for any fiscal year on or after December 31, 2001 show that Borrower's pre-tax net income exceeded $750,000 for such fiscal year, then on the tenth day after Lender's receipt of such financial statements, so long as there exists no Event of Default under the Loan Agreement, the Original Maximum Limit shall be reduced by One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($166,667.00); provided, further, that the Original Maximum Limit may only be reduced once and if the audited financial consolidated financial statements of Borrower for any fiscal year ending on or after December 31, 2002 show a net loss for such fiscal year, the Original Maximum Limit shall revert to $500,000. For purposes hereof, net income and net loss shall be calculated exclusive of nonrecurring or one time gains or extraordinary gains.

     (b) This Guarantee is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower, Guarantor or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Lender may elect.

     (c) Payment by Guarantor shall be made to Lender at the office of Lender from time to time on demand as Guaranteed Obligations become due. Guarantor shall make all payments to Lender on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against Guarantor, Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Lender to Guarantor.

     2. Waivers and Consents.

     (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor is entitled are hereby waived by Guarantor. Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Lender of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Lender under Section 363 of the United States Bankruptcy Code. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

     (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or continue perfection of any lien or security interest in any collateral or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Guarantor acknowledges that Lender has not made any representations to Guarantor with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantor of this Guarantee and Guarantor is not in any respect relying upon Lender or any statements by Lender in connection with this Guarantee.

     (c) Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

     3. Subordination. Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guaranteed Obligations.

     4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

     5. Account Stated. The books and records of Lender showing the account among Lender and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated among Lender and Borrower and be binding on Guarantor.

     6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice from Guarantor sent to Lender at its address set forth above by certified mail, return receipt requested and thereafter as set forth below. Revocation or termination hereof by Guarantor shall not affect, in any manner, the rights of Lender or any obligations or duties of Guarantor under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lender of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination), (ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, Guarantor or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lender of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Lender prior to receipt of such notice. The sole effect of such revocation or termination by Guarantor shall be to exclude from this Guarantee the liability of Guarantor for those Guaranteed Obligations arising after the date of receipt by Lender of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

     7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Guarantor shall be liable to pay to Lender, and does indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

     8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

     9. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

     (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship among Guarantor and Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

     (b) Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the state courts of Cook County, Illinois and the United States District Court for the Northern District of Illinois and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Guarantor and Lender in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship among Guarantor or Borrower and Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or his or her property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on any collateral at any time granted by Borrower or Guarantor to Lender or to otherwise enforce its rights against Guarantor or his or her property).

     (c) Guarantor hereby waives personal service of any and all process upon Guarantor and consents that all such service of process may be made by certified mail (return receipt requested) directed to his or her address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested.

     (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY

FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) Lender shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

     10. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth above and to Guarantor at his or her address set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     11. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     12. Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.

     13. Successors and Assigns. This Guarantee shall be binding upon Guarantor and his heirs, executors, administrators, successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns.

     14. Construction. All references to the term "Guarantor" wherever used herein shall mean Guarantor and his heirs, executors, administrators, successors and assigns (including, without limitation, any receiver, trustee or custodian for Guarantor or any of his assets or Guarantor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean

Lender and its successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee as of the day and year first above written.

WITNESS:

                                            /s/ John H. Schwan
--------------------------------            -----------------------------------
                                                John H. Schwan

                                            Address:
                                                     --------------------------
                                            -----------------------------------

STATE OF ____________  )
                       )  SS
COUNTY OF ___________  )


     On this _____ day of ____________, 2001, before me personally came John H. Schwan to me known, to be the individual described in and which executed the foregoing instrument.


                                                  -----------------------
                                                       Notary Public

                                  EXHIBIT 10.19

                                    GUARANTEE

                                                               January ___, 2001

Congress Financial Corporation (Central)
150 South Wacker Drive
Suite 2200
Chicago, Illinois  60606-4202

     Re:  CTI Industries Corporation ("Borrower")

Gentlemen:

     Congress Financial Corporation (Central) ("Lender") and Borrower have entered into certain financing arrangements pursuant to which Lender may make loans and advances and provide other financial accommodations to Borrower as set forth in the Loan and Security Agreement, dated January__, 2001 by and between Borrower and Lender (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Guarantee (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements").

     Due to the close business and financial relationships between Borrower and the undersigned ("Guarantor"), in consideration of the benefits which will accrue to Guarantor and as an inducement for and in consideration of Lender making loans and advances and providing other financial accommodations to Borrower pursuant to the Loan Agreement and the other Financing Agreements, Guarantor hereby agrees in favor of Lender as follows:

     1. Guarantee.

     (a) Guarantor absolutely and unconditionally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of the following (all of which are collectively referred to herein as the "Guaranteed Obligations"): (i) all obligations, liabilities and indebtedness of any kind, nature and description of Borrower to Lender and/or its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether arising under the Loan Agreement, the other Financing Agreements or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Loan Agreement or after the commencement of any case with respect to

Borrower under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts, which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in any such case and including loans, interest, fees, charges and expenses related thereto and all other obligations of Borrower or its successors to Lender arising after the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Lender and (ii) all expenses (including, without limitation, attorneys' fees and legal expenses) incurred by Lender in connection with the preparation, execution, delivery, recording, administration, collection, liquidation, enforcement and defense of Borrower's obligations, liabilities and indebtedness as aforesaid to Lender, the rights of Lender in any collateral or under this Guarantee and all other Financing Agreements or in any way involving claims by or against Lender directly or indirectly arising out of or related to the relationships among Borrower, Guarantor or any other Obligor (as hereinafter defined) and Lender, whether such expenses are incurred before, during or after the initial or any renewal term of the Loan Agreement and the other Financing Agreements or after the commencement of any case with respect to Borrower or Guarantor under the United States Bankruptcy Code or any similar statute. Notwithstanding anything in this Guarantee to the contrary, the liability of Guarantor hereunder in the aggregate shall not exceed Five Hundred Thousand and No/100 Dollars ($500,000.00) (the "Original Maximum Limit"), plus costs and expenses of collection and prosecution of actions against Guarantor, and provided, further, that if the audited consolidated financial statements of Borrower for any fiscal year on or after December 31, 2001 show that Borrower's pre-tax net income exceeded $750,000 for such fiscal year, then on the tenth day after Lender's receipt of such financial statements, so long as there exists no Event of Default under the Loan Agreement, the Original Maximum Limit shall be reduced by One Hundred Sixty-Six Thousand Six Hundred Sixty-Seven and No/100 Dollars ($166,667.00); provided, further, that the Original Maximum Limit may only be reduced once and if the audited financial consolidated financial statements of Borrower for any fiscal year ending on or after December 31, 2002 show a net loss for such fiscal year, the Original Maximum Limit shall revert to $500,000. For purposes hereof, net income and net loss shall be calculated exclusive of nonrecurring or one time gains or extraordinary gains.

     (b) This Guarantee is a guaranty of payment and not of collection. Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower, Guarantor or any other Obligor or to realize upon any collateral, but may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity, acceleration or otherwise, or at any time thereafter. Lender may apply any amounts received in respect of the Guaranteed Obligations to any of the Guaranteed Obligations, in whole or in part (including attorneys' fees and legal expenses incurred by Lender with respect thereto or otherwise chargeable to Borrower or Guarantor) and in such order as Lender may elect.


                                        2
                                       --

     (c) Payment by Guarantor shall be made to Lender at the office of Lender from time to time on demand as Guaranteed Obligations become due. Guarantor shall make all payments to Lender on the Guaranteed Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, duties, taxes, levies, imposts, fees, deductions, withholding, restrictions or conditions of any kind. One or more successive or concurrent actions may be brought hereon against Guarantor either in the same action in which Borrower or any other Obligor is sued or in separate actions. In the event any claim or action, or action on any judgment, based on this Guarantee is brought against Guarantor, Guarantor agrees not to deduct, set-off, or seek any counterclaim for or recoup any amounts which are or may be owed by Lender to Guarantor.

     2. Waivers and Consents.

     (a) Notice of acceptance of this Guarantee, the making of loans and advances and providing other financial accommodations to Borrower and presentment, demand, protest, notice of protest, notice of nonpayment or default and all other notices to which Borrower or Guarantor is entitled are hereby waived by Guarantor. Guarantor also waives notice of and hereby consents to, (i) any amendment, modification, supplement, extension, renewal, or restatement of the Loan Agreement and any of the other Financing Agreements, including, without limitation, extensions of time of payment of or increase or decrease in the amount of any of the Guaranteed Obligations, interest rate, fees, other charges, or any collateral, and the guarantee made herein shall apply to the Loan Agreement and the other Financing Agreements and the Guaranteed Obligations as so amended, modified, supplemented, renewed, restated or extended, increased or decreased, (ii) the taking, exchange, surrender and releasing of collateral or guarantees now or at any time held by or available to Lender for the obligations of Borrower or any other party at any time liable on or in respect of the Guaranteed Obligations or who is the owner of any property which is security for the Guaranteed Obligations (individually, an "Obligor" and collectively, the "Obligors"), (iii) the exercise of, or refraining from the exercise of any rights against Borrower or any other Obligor or any collateral, (iv) the settlement, compromise or release of, or the waiver of any default with respect to, any of the Guaranteed Obligations and (v) any financing by Lender of Borrower under Section 364 of the United States Bankruptcy Code or consent to the use of cash collateral by Lender under Section 363 of the United States Bankruptcy Code. Guarantor agrees that the amount of the Guaranteed Obligations shall not be diminished and the liability of Guarantor hereunder shall not be otherwise impaired or affected by any of the foregoing.

     (b) No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations shall affect, impair or be a defense to this Guarantee, nor shall any other circumstance which might otherwise constitute a defense available to or legal or equitable discharge of Borrower in respect of any of the Guaranteed Obligations, or Guarantor in respect of this Guarantee, affect, impair or be a defense to this Guarantee. Without limitation of the foregoing, the liability of Guarantor hereunder shall not be discharged or impaired in any respect by reason of any failure by Lender to perfect or


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

continue perfection of any lien or security interest in any collateral or any delay by Lender in perfecting any such lien or security interest. As to interest, fees and expenses, whether arising before or after the commencement of any case with respect to Borrower under the United States Bankruptcy Code or any similar statute, Guarantor shall be liable therefor, even if Borrower's liability for such amounts does not, or ceases to, exist by operation of law. Guarantor acknowledges that Lender has not made any representations to Guarantor with respect to Borrower, any other Obligor or otherwise in connection with the execution and delivery by Guarantor of this Guarantee and Guarantor is not in any respect relying upon Lender or any statements by Lender in connection with this Guarantee.

     (c) Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against Borrower, any collateral for the Guaranteed Obligations or other assets of Borrower or any other Obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect to sums paid or payable to Lender by Guarantor hereunder and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which Guarantor might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by or collected or due from Guarantor, Borrower or any other Obligor upon the Guaranteed Obligations or realized from their property.

     3. Subordination. Payment of all amounts now or hereafter owed to Guarantor by Borrower or any other Obligor is hereby subordinated in right of payment to the indefeasible payment in full to Lender of the Guaranteed Obligations and all such amounts and any security and guarantees therefor are hereby assigned to Lender as security for the Guaranteed Obligations.

     4. Acceleration. Notwithstanding anything to the contrary contained herein or any of the terms of any of the other Financing Agreements, the liability of Guarantor for the entire Guaranteed Obligations shall mature and become immediately due and payable, even if the liability of Borrower or any other Obligor therefor does not, upon the occurrence of any act, condition or event which constitutes an Event of Default as such term is defined in the Loan Agreement.

     5. Account Stated. The books and records of Lender showing the account among Lender and Borrower shall be admissible in evidence in any action or proceeding against or involving Guarantor as prima facie proof of the items therein set forth, and the monthly statements of Lender rendered to Borrower, to the extent to which no written objection is made within thirty (30) days from the date of sending thereof to Borrower, shall be deemed conclusively correct and constitute an account stated among Lender and Borrower and be binding on Guarantor.

     6. Termination. This Guarantee is continuing, unlimited, absolute and unconditional. All Guaranteed Obligations shall be conclusively presumed to have been


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

created in reliance on this Guarantee. Guarantor shall continue to be liable hereunder until one of Lender's officers actually receives a written termination notice from Guarantor sent to Lender at its address set forth above by certified mail, return receipt requested and thereafter as set forth below. Revocation or termination hereof by Guarantor shall not affect, in any manner, the rights of Lender or any obligations or duties of Guarantor under this Guarantee with respect to (a) Guaranteed Obligations which have been created, contracted, assumed or incurred prior to the receipt by Lender of such written notice of revocation or termination as provided herein, including, without limitation, (i) all amendments, extensions, renewals and modifications of such Guaranteed Obligations (whether or not evidenced by new or additional agreements, documents or instruments executed on or after such notice of revocation or termination),
(ii) all interest, fees and similar charges accruing or due on and after revocation or termination, and (iii) all attorneys' fees and legal expenses, costs and other expenses paid or incurred on or after such notice of revocation or termination in attempting to collect or enforce any of the Guaranteed Obligations against Borrower, Guarantor or any other Obligor (whether or not suit be brought), or (b) Guaranteed Obligations which have been created, contracted, assumed or incurred after the receipt by Lender of such written notice of revocation or termination as provided herein pursuant to any contract entered into by Lender prior to receipt of such notice. The sole effect of such revocation or termination by Guarantor shall be to exclude from this Guarantee the liability of Guarantor for those Guaranteed Obligations arising after the date of receipt by Lender of such written notice which are unrelated to Guaranteed Obligations arising or transactions entered into prior to such date. Without limiting the foregoing, this Guarantee may not be terminated and shall continue so long as the Loan Agreement shall be in effect (whether during its original term or any renewal, substitution or extension thereof).

     7. Reinstatement. If after receipt of any payment of, or proceeds of collateral applied to the payment of, any of the Guaranteed Obligations, Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Guaranteed Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Guarantee shall continue in full force and effect as if such payment or proceeds had not been received by Lender. Guarantor shall be liable to pay to Lender, and does indemnify and hold Lender harmless for the amount of any payments or proceeds surrendered or returned. This Section 7 shall remain effective notwithstanding any contrary action which may be taken by Lender in reliance upon such payment or proceeds. This Section 7 shall survive the termination or revocation of this Guarantee.

     8. Amendments and Waivers. Neither this Guarantee nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Lender. Lender shall not by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Lender. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or


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

remedy which Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

     9. Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

     (a) The validity, interpretation and enforcement of this Guarantee and any dispute arising out of the relationship among Guarantor and Lender, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Illinois (without giving effect to principles of conflicts of law).

     (b) Guarantor hereby irrevocably consents and submits to the non-exclusive jurisdiction of the state courts of Cook County, Illinois and the United States District Court for the Northern District of Illinois and waives any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Guarantee or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Guarantor and Lender in respect of this Guarantee or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising and whether in contract, tort, equity or otherwise, and agrees that any dispute arising out of the relationship among Guarantor or Borrower and Lender or the conduct of any such persons in connection with this Guarantee, the other Financing Agreements or otherwise shall be heard only in the courts described above (except that Lender shall have the right to bring any action or proceeding against Guarantor or his or her property in the courts of any other jurisdiction which Lender deems necessary or appropriate in order to realize on any collateral at any time granted by Borrower or Guarantor to Lender or to otherwise enforce its rights against Guarantor or his or her property).

     (c) Guarantor hereby waives personal service of any and all process upon Guarantor and consents that all such service of process may be made by certified mail (return receipt requested) directed to his or her address set forth on the signature pages hereof and service so made shall be deemed to be completed five
(5) days after the same shall have been so deposited in the U.S. mails, or, at Lender's option, by service upon Guarantor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Guarantor shall appear in answer to such process, failing which Guarantor shall be deemed in default and judgment may be entered by Lender against Guarantor for the amount of the claim and other relief requested.

     (d) GUARANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND LENDER IN RESPECT OF THIS GUARANTEE OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR


                                        6
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

HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. GUARANTOR HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR AND LENDER HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (e) Lender shall not have any liability to Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Guarantee, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of the Loan Agreement and the other Financing Agreements.

     10. Notices. All notices, requests and demands hereunder shall be in writing and (a) made to Lender at its address set forth above and to Guarantor at his or her address set forth below, or to such other address as either party may designate by written notice to the other in accordance with this provision, and (b) deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.

     11. Partial Invalidity. If any provision of this Guarantee is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Guarantee as a whole, but this Guarantee shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

     12. Entire Agreement. This Guarantee represents the entire agreement and understanding of the parties concerning the subject matter hereof, and supersedes all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.


                                        7
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

     13. Successors and Assigns. This Guarantee shall be binding upon Guarantor and his heirs, executors, administrators, successors and assigns and shall inure to the benefit of Lender and its successors, endorsees, transferees and assigns.

     14. Construction. All references to the term "Guarantor" wherever used herein shall mean Guarantor and his heirs, executors, administrators, successors and assigns (including, without limitation, any receiver, trustee or custodian for Guarantor or any of his assets or Guarantor in his capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Lender" wherever used herein shall mean Lender and its successors and assigns and all references to the term "Borrower" wherever used herein shall mean Borrower and its successors and assigns (including, without limitation, any receiver, trustee or custodian for Borrower or any of its assets or Borrower in its capacity as debtor or debtor-in-possession under the United States Bankruptcy Code). All references to the term "Person" or "person" wherever used herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. All references to the plural shall also mean the singular and to the singular shall also mean the plural.

     IN WITNESS WHEREOF, Guarantor has executed and delivered this Guarantee as of the day and year first above written.

WITNESS:

                                       /s/ Stephen M. Merrick
--------------------------             --------------------------
                                           Stephen M. Merrick

                                       Address:
                                                ----------------------------
                                       -------------------------------------


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

STATE OF ____________ )
                      )  SS
COUNTY OF ___________ )


     On this _____ day of ____________, 2001, before me personally came Stephen
M. Merrick to me known, to be the individual described in and which executed the foregoing instrument.

                                        -----------------------
                                             Notary Public


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